EXHIBIT 1.17
                             UNDERWRITING AGREEMENT
                          CLUCKCORP INTERNATIONAL, INC.
                            500,000 Shares of ______%
                     Convertible Redeemable Preferred Stock
             (Liquidation Preference $10.00 per Preferred Security)




                                                                January 27, 1997

                          GLOBAL EQUITIES GROUP, INC.
                        As Representative of the several
                        Underwriters named in Schedule 1
                         5 Hanover Square - 22nd Floor
                            New York, New York 10004

Dear Sirs:

     CluckCorp International, Inc. a Texas corporation proposes to sell an aggregate of 500,000 shares (the "Firm Stock") of the Company's Series A Redeemable Convertible Preferred Stock par value $1.00 per share (the "Preferred Stock"). In addition, the Company proposes to grant to the Underwriters named in
Schedule 1 hereto (the "Underwriters") an option to purchase up to an additional 75,000 shares of Preferred Stock on the terms and for the purposes set forth in
Section 2 (the "Option Stock"). The Firm Stock and the Option Stock, if purchased, are hereinafter collectively called the "Stock." This is to confirm the agreement concerning the purchase of the Stock from the Company by the Underwriters named in Schedule 1 hereto (the "Underwriters") in the amounts set forth opposite their respective names.

     1. Representations, Warranties and Agreements of the Company and the Principal Stockholder. The Company and JEB Investment Company (the "Principal Stockholder"), jointly and severally, represent, warrant and agree that:

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          (a) A  registration  statement  on Form SB-2 (No.  33_______),  and an amendment thereto, with respect to the Stock have (i) been prepared by the Company in conformity with the requirements of the Securities Act of 1933 (the "Securities Act") and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, (ii) been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act; and a second registration statement on Form SB-2 with respect to the Stock (i) may also be prepared by the Company in conformity with the requirements of the Securities Act and the Rule and Regulations and (ii) if to be so prepared, will be filed with the Commission under the Securities Act pursuant to Rule 462(b) of the Rules and Regulations on the date hereof. Copies of the first
     such  registration   statement  and  the  amendment  to  such  registration
     statement,   together  with  the  form  of  any  such  second  registration statement, have been delivered by the Company to you as the representative (the "Representative") of the Underwriters. As used in this Agreement,

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     "Effective  Time"  means (i) with  respect to the first  such  registration statement, the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared
     effective  by  the   Commission   and  (ii)  with  respect  to  any  second
     registration statement, the date and time as of which such second registration statement is filed with the Commission, and "Effective Times" is the collective reference to both Effective Times; "Effective Date" means
     (i) with respect to the first such registration statement, the date of the Effective Time of such registration statement and (ii) with respect to any second registration statement, the date of the Effective Time, and
     "Effective  Dates"  is  collective   reference  to  both  Effective  Dates;
     "Preliminary Prospectus" means such prospectus included in any such registration statement, or amendments thereof, before it became effective under the Securities Act and any prospectus filed with the Commission by the Company with the consent of the Representative pursuant to Rule 424(a) of the Rules and Regulations; "Primary Registration Statement" means the first registration statement referred to in this Section 1(a), as amended as its Effective Time, "Rule 462(b) Registration Statement" means the

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     second registration Statement, if any, referred to in this Section 1(a), as filed with the Commission, and "Registration Statements means both the Primary Registration Statement and any Rule 462(b) Registration Statement, including in each case all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations in accordance with Section 6(a) hereof and deemed to be a part of the Registration Statement pursuant to paragraph (b) of Rule 430A of the Rules and Regulations; and "Prospectus" means such final prospectus, as first filed with the Commission pursuant to paragraph (1) or (4) of Rule 424(b) of the Rules and Regulations. The Commission has not issued any order preventing or suspending these of any Preliminary Prospectus.

          (b) The Primary Registration Statement conforms (and the Rule 462(b) Registration Statement, if any, the Prospectus and any further amendments or supplements to the Registration Statements or the Prospectus, when they become effective or are filed with the Commission, as the case may be, will conform) in all respects to the requirements of the Securities Act and the Rules and Regulations and do not and will not, as of the applicable

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     effective  date  (as to  the  Registration  Statements  and  any  amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statements or the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representative by or on behalf of any Underwriter specifically for inclusion therein.

          (c) The  Company and each of its  subsidiaries  (as defined in Section
     15) have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the

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     businesses in which they are engaged;  and one of the  subsidiaries  of the
     Company is a "significant subsidiary", as such term is defined in Rule 405 of the Rules and Regulations.

          (d) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, and fully paid and non-assessable and conform to the description thereof contained in the Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

          (e) The unissued shares of the Stock to be issued and sold by the Company to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein will be duly and validly issued, fully paid and non-assessable; and the Stock will conform to the description thereof contained in the Prospectus.

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          (f) The execution,  delivery and  performance of this Agreement by the
     Company and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the company or any of is subsidiaries is bound or to which any of the properties or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; and except for the registration of the Stock under the Securities
     Act  and  such  consents,  approvals,   authorizations,   registrations  or
     qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Stock by the Underwriters, no consent, approval, authorization or order or, or filing or registration with, any such court or governmental agency

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     or body is required for the  execution,  delivery and  performance  of this
     Agreement  by  the  Company  and  the   consummation  of  the  transactions
     contemplated hereby.

          (g) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statements or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

          (h) The Company has not sold or issued any shares of Common or Preferred Stock during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A, or Regulations D or S of, the Securities Act.

          (i) Neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included in the Prospectus, any material loss or interference with its business from fire,

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     explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since such date, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders, equity or results of operations of the Company and its
     subsidiaries,   otherwise  than  as  set  forth  or   contemplated  in  the
     Prospectus.

          (j) The financial statements (including the related notes and supporting schedules) filed as part of the Registration Statements or included in the Prospectus present fairly the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved.

          (k) Akin, Doherty, Klein & Feuge, P.C. who have certified certain financial statements of the Company, whose report appears in the Prospectus

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     and who have  delivered  the initial  letter  referred  to in Section  7(e)
     hereof, are independent public accountants as required by the Securities Act and the Rules and Regulations.

          (l) There are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or asset of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, might have a material adverse effect on the consolidated financial position, stockholders' equity, rules of operations, business or prospects of the Company and its subsidiaries; and to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

          (m) There are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to either of the Registration Statements by the Securities Act or by the Rules and Regulations which have not been described in the Prospectus or filed as exhibits to the either of the Registration Statements or incorporated

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     therein by reference as permitted by the Rules and Regulations.

          (n) The warrants (the "Underwriters' Warrants") to be issued to the Representative hereunder will be, when issued, duly and validly authorized and executed by the Company and will constitute valid and binding obligations of the Company, legally enforceable in accordance with their terms, and the Company will have duly authorized, reserved and set aside the shares of its Preferred Stock issuable upon exercise of the Underwriters' Warrants and such stock, when issued and paid for upon exercise of the Underwriters' Warrants in accordance with the provisions thereof, will be duly and validly registered, authorized and issued, fully-paid and non-assessable.

          (o) The Company represents that no person has acted as a finder in connection with the transactions contemplated herein except as set forth in the registration statement. The Company will indemnify the Underwriters with respect to any claim for finder's fees in connection herewith. Except as set forth in the registration statement, the Company further represents that it has no management or financial consulting agreements with any person and that, except as set forth in the Registration statement and in

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     the  Prospectus  or otherwise  disclosed to the  Representative  in writing prior to the date hereof, no promoter, officer, director, consultant or shareholder of the Company is directly or indirectly, affiliated or associated with an NASD member broker-dealer.

     2. Purchase of the Stock by the Underwriters. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to sell 500,000 shares of the Firm Stock severally and not jointly, to the several underwriters and each of the Underwriters, severally and not jointly, agrees to purchase the number of shares of the Firm Stock set opposite that Underwriter's name in Schedule 1 hereto. Each Underwriter shall be obligated to purchase from the Company that number of shares of the Firm Stock which represents the same proportion of the number of shares of the Firm Stock to be sold by the Company, as the number of shares of the Firm Stock set forth opposite the name of such Underwriter in
Schedule 1 represents of the total number of shares of the Firm Stock to be purchased by all of the Underwriters pursuant to this Agreement. The respective purchase obligations of the Underwriters with respect to the Firm Stock shall be rounded among the Underwriters to void fractional shares, as the Representative may determine.

     In addition, the Company grants to the Underwriters an option to purchase up to 75,000 shares of Option Stock. Such option is granted solely for the

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purpose of covering over-allotments in the sale of Firm Stock and is exercisable as provided in Section 4 hereof. Shares of Option Stock shall be purchased severally for the account of the Underwriters in proportion to the number of shares of Firm Stock set opposite the name of such Underwriters in Schedule 1 hereto. The respective purchase obligations of each Underwriters with respect to the Option Stock shall be adjusted by the Representative so that no Underwriter shall be obligated to purchase Option Stock other than 100 share amounts. The price of both the Firm Stock and any Option Stock shall be $9.00 per share which represents the public offering price of $10.00 per share less an underwriting discount of ten percent. All or any portion of such discount may be reallowed by you for sale through licensed securities dealers who are members in good standing of the NASD. Notwithstanding anything contained herein to the contrary, Global individually and not as Representative, may purchase all or any part of the Option Stock and is not obligated to offer the Option Stock to the other Underwriters.

     The Company is not obligated to deliver any of the Stock to be delivered on the First Delivery Date or the Second Delivery Date (as hereinafter defined), as the case may be, except upon payment for all the Stock to be purchased on such Delivery Date as provided herein.

     3. Offering of Stock by the Underwriters. Upon authorization by the Representative of the release of the Firm Stock, the several Underwriters

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proposed  to offer the Firm  Stock for sale  upon the terms and  conditions  set forth in the Prospectus; provided, however, that no Stock registered pursuant to the Rule 462(b) Registration Statement, if any, shall be offered prior to the Effective Time thereof.

     4. Delivery of and Payment for the Stock. Delivery of and payment for the Firm Stock shall be made at the office of counsel for the Representative, Mound, Cotton & Wollan, at One Battery Park Plaza, New York, New York 10004, at 10:00 A.M., New York City time, on the third full business day following the date of this Agreement or at such other date or place as shall be determined by agreement between the Representative and the Company. This date and time are sometimes referred to as the "First Delivery Date." On the First Delivery Date, the Company shall deliver or cause to be delivered certificates representing the Firm Stock to the Representative for the account of each Underwriter against payment to or upon the order of the Company of the purchase price by bank wire, certified or official bank check or checks payable in New York Clearing House (same-day) funds. In making payment to the Company, the Representative may first deduct all sums due to it for the balance of the non-accountable expense allowance and under the Financial Consulting Agreement entered into between the Company and Representative in November 1996. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is further condition of the obligation of each Underwriter hereunder. On the First Delivery

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Date,  the Company  shall  deliver in respect of the Firm Stock one  certificate evidencing all of the shares of such series of securities being sold on the First Delivery Date registered in the name of _____________________, as nominee for The Depository Trust Company ("DTC"). Interests in the Firm Stock will be represented by book entries on the records of DTC as the Underwriters may request not less than two full business days in advance of the First Delivery Date. For the purpose of expediting the checking and packaging of the certificates for the Firm Stock, the Company and the Selling Stockholders shall make the certificates representing the Firm Stock available for inspection by the Representative in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the First Delivery Date.

     At any time on or before the forty-fifth day after the date of this Agreement the option granted in Section 2 may be exercised by written notice being given to the Company by the Representative. Such notice shall set forth the aggregate number of shares of Option Stock as to which the option is being exercised, the names in which the shares of Option Stock are to be registered, the denominations in which the shares of Option Stock are to be issued and the date and time, as determined by the Representative, when the shares of Option Stock are to be delivered; provided, however, that this date and time shall not be earlier than the First Delivery Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the

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fifth business day after the date on which the option shall have been exercised.
The date and time the shares of Option Stock are delivered are sometimes referred to as the "Second Delivery Date" and the First Delivery Date and the Second Delivery Date are sometimes each referred to as a "Delivery Date".

     Delivery of and payment for the Option Stock shall be made at the place specified in the first sentence of the first paragraph of this Section 4 (or at such other place as shall be determined by agreement between the Representative and the Company) at 10:00 A.M., New York City time, on the Second Delivery Date. On the Second Delivery Date, the Company shall deliver or cause to be delivered the certificates representing the Option Stock to the Representative for the account of each Underwriter against payment to or upon the order of the Company of the purchase price by bank wire, certified or official bank check or checks payable in New York Clearing House (same-day) funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. On the Second Delivery Date, the Company shall deliver in respect of the Option Stock one certificate evidencing all of the shares of such series of securities being sold on the Second Delivery Date registered in the mane of _______________as nominee for DTC. For the purpose of expediting the checking and packaging of the certificates for the Option Stock, the Company shall make the certificates representing the Option Stock available for inspection by the Representative in

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New  York,  New York,  not later  than 2:00  P.M.,  New York City  time,  on the business day prior to the Second Delivery Date.

     (e) At the time of making payment for the Firm stock, the Company also hereby agrees to sell to the Representative Underwriters' Warrants to purchase up to 50,000 shares of Preferred Stock at an aggregate purchase price of $____________. Each Underwriters' Warrant shall entitle the owner thereof to purchase one Preferred Stock of the Company at an exercise price of $12.00. The Preferred Stock shall be similar in all respects to the Preferred Stock sold to the public. Such Underwriters' Warrants are to become exercisable upon the expiration of one year from the Effective Dte, and shall remain exercisable for four years thereafter, such warrants may be transferred only to officers of partners of the Underwriters and selling group members and their officers or partners. The Underwriters' Warrants shall contain such other terms and provisions as may be set forth in agreements with respect thereto (the "Underwriters' Warrants Agreements") executed and delivered by the Company and you simultaneously with the execution and delivery of this Agreement. The Underwriters' Warrant Agreements shall provide that the exercise price and the number and type of securities issuable upon exercise thereof shall be adjusted upon the occurrence of certain events. As provided in the Underwriters' Warrant Agreements, you may designate that the Underwriters' Warrants be issued in varying amounts directly to your bona fide officers and not to you. Such designation will be made by you only if you determine that such issuances would

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not violate the  interpretations of the NASD relating to the review of corporate financing arrangements. The holders of the Underwriters' Warrants will be entitled to the registration rights set forth in the Underwriters' Warrant Agreements.

     5. Further Agreements of the Company. The Company agrees:

          (a) To prepare the Rule 462(b) Registration Statement, if necessary, in a form approved by the Representative and to file such Rule 462(b) Registration Statement with the Commission on the date hereof; to prepare the Prospectus in a form approved by the Representative and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than 10:00 A.M., New York City time, the day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statements or to the Prospectus prior to the Second Delivery Date except as permitted herein; to advise the Representative, promptly after it receives notice thereof, of the time when any amendment to either Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representative, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order

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     preventing  or  suspending  the use of any  Preliminary  Prospectus  or the
     Prospects, of the suspension of the qualification of the Stock for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statements or the Prospectus or for additional information; and, in the event of the issuance of any stock order or of any order preventing or suspending the use of any
     Preliminary   Prospectus  or  the   Prospectus   or  suspending   any  such
     qualification, to use promptly its best efforts to obtain its withdrawal;

          (b) To furnish promptly to the Representative and to counsel for the Underwriters a signed copy of each of the Registration Statements as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

          (c) To deliver promptly to the Representative in New York City such number of the following documents as the Representative shall request: (i) conformed copies of the Registration Statements as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement and the computation of per share earnings) (ii) each Preliminary Prospectus, the Prospectus (not later than 10:00 A.M., New

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     York City time,  of the day  following  the  execution and delivery of this
     Agreement) and any amended or supplemented Prospectus (not later than 10:00 A.M., New York City time, on the day following the date of such amendment or supplement) prior to the expiration of nine months after the Effective Time of the Primary Registration Statement in connection with the offering or sale of the Stock (or any other securities relating thereto) and if at such time any events shall have occurred as a result of which the
     Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus in order to comply with the Securities Act, to notify the Representative and, upon its request, to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representative may from time to time reasonably request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Stock at any time nine months or more after the Effective Time of the Primary Registration Statement upon the request of the Representative but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as the Representative may from time to time reasonably request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Securities Act; (d) To file promptly with the Commission any amendment to the Registration Statements or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company or the Representative, be required by the Securities Act or requested by the Commission; (e) Prior to filing with the Commission any
     (i) amendment to either of the Registration Statements or supplement to the Prospectus or (ii) any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Representative and counsel for the Underwriters and obtain the consent of the Representative to the filing: (f) As soon as practicable after the Effective Date of the Primary Registration Statement, to make generally available to the Company's security holders and to deliver to the Representative an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158); (g) For a period of five years following the Effective Date of the Primary Registration Statement, to furnish to the Representative copies of all materials furnished by the Company to its shareholders and all public reports and all reports and financial statements furnished by the Company to the principal national securities exchange upon which the Common or Preferred Stock may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder; (h) Promptly from time to time to take such action as the Representative may reasonably request to qualify the Stock for offering and sale under the securities laws of such jurisdictions as the Representative may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Stock; (i) For a period of two years from the date of the Prospectus, not to offer for sale, sell or otherwise dispose of (or enter into any transaction which is designed to, or could be expected to, result in the disposition or purchase by any person of), directly or indirectly, any shares of Common Stock (other than the Stock and shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans existing on the date hereof or pursuant to currently outstanding options, warrants or rights), or sell or grant options, rights or warrants with respect to any shares of Common Stock (other than the grant of options pursuant to option plans existing on the date hereof), without the prior written consent of the Representative; and to cause each officer and director of the Company to furnish to the Representative, prior to the First Delivery Date, a letter or letters, in form and substance satisfactory to counsel for the Underwriters, pursuant to which each person shall agree not to offer for sale, sell or otherwise dispose of (or enter into any transaction which is designed to, or could be expected to, result in the disposition or purchase by any person of), directly or indirectly, any shares of Common Stock for a period of two years from the date of the Prospectus, without the prior written consent of the Representative; (j) Prior to filing with the Commission any reports on Form SR pursuant to Rule 463 of the Rules and Regulations, to furnish a copy thereof to the counsel for the Underwriters and receive and consider its comments thereon, and to deliver promptly to the Representative a signed copy of each report on Form SR filed by it with the Commission; (k) To apply the net proceeds from the sale of the Stock being sold by the Company as set forth in the Prospectus; and (l) To take such steps as shall be necessary to ensure that neither the Company nor any subsidiary shall become an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder. (m) For a period of five years from the Effective Date of the Registration Statement, the Representative shall have the right to designate one person as a member to the Board of Directors of the Company, who shall be invited to and have the right to attend every meeting of the Board of Directors together with the right to vote. Such member will be reimbursed for expenses, including travel, and receive compensation in the same amount as any other member of the Board of Directors and will be indemnified by the Company against any claims arising out of his participation at meetings of the Board of Directors. During such period, the Company will hold at least four meetings per year of its Board of Directors. (n) Until such time as the securities of the Company are listed on the New York Stock Exchange or the American Stock Exchange (not including The Emerging Growth Company List) but in no event more than three years from the Effective Date, the Company shall retain a company reasonably acceptable to the Representative, to prepare a post registration blue sky market survey for the Representative for distribution to market makers. Such survey shall be provided to the Representative monthly with the first survey delivered to it as soon as practicable after the completion of the public offering. The cost of the first year's survey will not exceed $5,000. In lieu of the foregoing, the Company may cause its legal counsel to provide the Representative with a survey to be updated at least monthly. (o) The Company will use its best efforts to obtain liability insurance at reasonable costs insuring its directors and officers against any liabilities asserted against them in connection with the preparation for and the closing of the public offering which is the subject of this Agreement and the initial public offering which transpired in July 1996. (p) The Company, for a period of at least three years following the public offering, shall retain the services of a financial public relations firm(s) reasonably satisfactory to the Representative, said agreement(s) to commence no later than 90 days after the Closing of the public offering. During this time period, the Company and its officers and directors will not hold discussions with any member of the news media, issue news releases
     or  permit  other   publicity  about  the  Company   concerning   financial
     information or the occurrence of material events without the approval of the Company's counsel and for the period from the date hereof and ending at the end of the period for which a prospectus must be delivered, the Company will obtain the approval of the Underwriters' counsel concerning all of the above matters. During such period, the Company will deliver to the Representative all press releases in advance to your Investment Banking Department (Attention: Thomas McDermott) and once released, final copies of such news releases or other publicity, in any medium, related to the Company will be delivered to you.

     6. Expenses. The Company agrees to pay (a) the costs incident to the authorization, issuance, sale and delivery of the Stock and any taxes payable in that connection; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statements and any amendments and exhibits thereto; (c) the costs of distributing the Registration Statements as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus, all as provided in this Agreement; (d) the costs of reproducing and distributing this Agreement;
(e) the costs of distributing the terms of agreement relating to the organization of the underwriting syndicate and selling group to the members thereof by mail, telex or other means of communication; (f) the costs of delivering and distributing the Custody Agreements and the Powers of Attorney, if any; (g) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of sale of the Stock; (h) the fees and expenses of qualifying the Stock under the securities laws of the several jurisdictions as provided in Section 5(h) and of preparing, printing and distributing a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriters). Further, the Company shall be responsible for all legal fees and expenses incurred with regard to the post registration Blue Sky Market Survey and qualification process; and (i) all other costs and expenses incident to the performance of the obligations of the Company.

     In addition, the Company will pay to the Underwriters a non-accountable expense allowance in an amount equal to 3% of the gross proceeds derived from the sale of the Stock, of which $50,000 has been paid and the balance of which shall be payable at the First Delivery Date provided, however, that in the event that no First Delivery Date shall be held, the Company in lieu of such payment shall reimburse the Representative in full (up to a maximum of $90,000) for its reasonable out-of-pocket expense, including, without limitation, its legal fees and disbursements, and the Underwriters shall reimburse the Company if and to the extent that such expenses are less than the $_____________ previously advanced amount with respect to such expenses. The non-accountable expense allowance shall be payable to the Underwriters based on their pro rata participation in the offering which is _________(__%) to Global and __________(__%) to ________.

     7. Conditions of Underwriters' Obligations. The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of the Company contained herein, to the performance by the Company its respective obligations hereunder, and to each of the following additional terms and conditions:

          (a) The Rule 462(b) Registration Statement, if any, and the Prospectus shall have been timely filed with the Commission in accordance with Section 6(a); no stop order suspending the effectiveness of either of the Registration Statements or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in either of the Registration Statements or the Prospectus or otherwise shall have been complied with.

          (b) No Underwriter shall have discovered and disclosed to the Company on or prior to such Delivery Date that the Registration Statement either of the Registration Statements or the Prospectus or any amendment or supplement thereto contains any untrue statement of a fact which, in the opinion of counsel for the Underwriters, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading. (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Custody Agreements, the Powers of Attorney, the Stock, the Registration Statements and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all respects to counsel for the Underwriters and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters. (d) Gary A. Agron, Esq. shall have furnished to the Representative his written opinion, as counsel to the Company, addressed to the Underwriters and dated such

     Delivery Date, in form and substance satisfactory to the Representative, to the effect that:

               (i) The Company and each of its subsidiaries have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and conduct the businesses in which they are engaged;

               (ii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company (including the shares of Stock being delivered on such Delivery Date) have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid, non-assessable and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

               (iii) There are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any shares of the Stock pursuant to the Company's charter or by-laws or any agreement or other instrument known to such counsel;

               (iv) The Company and each of its subsidiaries have good and marketable title in fee simple to all real property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and all real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;

               (v) To the best of such counsel's knowledge, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or asset of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, might have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

               (vi) The Primary Registration Statement was declared effective under the Securities Act as of the date and time specified in such opinion, the Rule 462(b) Registration Statement, if any, was filed with the Commission on the date specified therein, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) of the Rules and Regulations specified in such opinion on the date specified therein and no stop order suspending the effectiveness of either of the Registration Statements has been issued and, to the knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission;

               (vii) The Registration Statements, as of their respective Effective Dates, and the Prospectus, as of its date, and any further amendments or supplements thereto, as of their respective dates, make by the Company prior to such Delivery Date (other than the financial statements and other financial data contained therein, as to which such counsel need express no opinion) complied as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations;

               (viii) To the best of such counsel's knowledge, there are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statements by the Securities Act or by the Rules and Regulations which have not been described or filed as exhibits to the Registration Statements or incorporated therein by reference as permitted by the Rules and Regulations;

               (ix) This Agreement has been duly authorized, executed and delivered by the Company;

               (x) The issue and sale of the shares of Stock being delivered on such Delivery Date by the Company and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; and, except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Stock by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby; and

               (xi) To the best of such counsel's knowledge, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statements or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

In rendering such opinion, such counsel may (i) state that their opinion is limited to matters governed by the Federal laws of the United States of America, the laws of the State of New York and the General Corporation Law of the State of Texas and that such counsel is not admitted in the State of Texas and (ii) in giving the opinion referred to in Section 9(d)(iv), state that no examination of record titles for the purpose of such opinion has been made, and that they are relying upon a general review of the titles of the Company and its subsidiaries, upon opinions of local counsel and abstracts, reports and policies of title companies rendered or issued at or subsequent to the time of acquisition of such property by the Company or its subsidiaries, upon opinions of counsel to the lessors of such property and, in respect of matters of fact, upon certificates or officers of the Company or its subsidiaries, provided that such counsel shall state that they believe that both the Underwriters and they are justified in relying upon such opinions, abstracts, reports, policies and certificates. Such counsel shall also have furnished to the Representative a written statement, addressed to the Underwriters and dated such Delivery Date, in form and substance satisfactory to the Representative, to the effect that (x) such counsel has acted as counsel to the Company on a regular basis (although the Company is also represented by its General Counsel, has acted as counsel to the Company in connection with previous financing transactions and has acted as counsel to the Company in connection with the preparation of the Registration Statements, and (y) based on the foregoing, no facts have come to the attention of such counsel which lead them to believe that the Registration Statements, as of their respective Effective Dates, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statement therein, in light of the circumstances under which they were made, not misleading. The foregoing opinion and statement may be qualified by a statement to the effect that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statements or the Prospectus except for that statements made in the Prospectus under the caption, "Description of Preferred Stock", insofar as such statements relate to the Stock and concern legal matters.

          (e) At the time this Agreement is executed, and on the First and Second Delivery Dates you shall have received letters from Akin, Doherty, Klein & Ferge, P.C. independent public accountants for the Company addressed to you, as Representative of the Underwriters, and dated, respectively, as of the date of this Agreement and as of the First or Second Delivery Date, in form and substance satisfactory to the Representative, to the effect that:

          (i) They are independent public accountants with respect to the Company within the meaning of the Act and the applicable published Rules and Regulations of the Commission thereunder;

          (ii) Stating that in their opinion, the financial statements and schedules of the Company included in the Registration Statement and Prospectus and covered by their report therein comply as to form in all material respects with the applicable accounting requirements of the Act and the 1934 Act and the applicable published Rules and Regulations of the Commission issued thereunder;

          (iii)On the basis of the procedures (but not an audit made in accordance with generally accepted auditing standards) (1) consisting of a reading of the latest available interim financial statements of the Company (a copy of which shall be attached to such letter), (2) a reading of the minutes of meetings and consents of the stockholders and the Board of Directors of the Company and the Committees of such boards subsequent to the date of the most recent audited balance sheet of the Company and included in the Registration Statement and the Prospectus, as set forth in the minute books of the Company, (3) inquiries of officers and other employees of the Company responsible for financial and accounting matters of the Company, with respect to transactions and events subsequent to the date of the most recent audited balance sheet of the Company included in the Registration Statement and the Prospectus, and other specified procedures and inquiries to a date not more than five days prior to the date of such letter, nothing has come to their attention that would cause them to believe that (a) the unaudited financial statements and schedules of the Company included in the Registration Statement and Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the applicable published Rules and Regulations of the Commission thereunder, or that such unaudited financial statements are not fully presented in accordance with generally accepted accounting principles except to the extent that certain footnote disclosures have been omitted in accordance with applicable rules of the Commission under the Exchange Act applied on a basis substantially consistent with that Statement and the Prospectus; (b) with respect to the period subsequent to the date of the most recent balance sheet of the Company included in the

               Registration Statement and the Prospectus, there were, as of the date of the most recent available monthly financial statements of the Company and its subsidiaries, if any, and as of a specified date not more than five days prior to the date of such letter, any changes in the capital or long-term indebtedness of the Company or any decrease in the net current assets or increase in shareholders' deficit of the Company, in each case as compared with the amounts shown in the most recent balance sheet included in the Registration Statement and the Prospectus, except for changes, or decreases or increases that the Registration Statement and the Prospectus disclose have occurred or may occur or which are set forth in such letter; or (c) that during the period from the date following the date of the most recent balance sheet of the Company and its subsidiaries included in the Registration Statement and the Prospectus to the Date of the most recent available monthly financial statements of the Company, if any, and to a specified date not more than five days prior to the date of such letter, there was any decrease, as compared with the corresponding period in the prior fiscal year, in total revenues, or total or per share net income, except for decreases which the Registration Statement and the Prospectus disclose have occurred or may occur or which are set forth in such letter and (d) stating percentages of revenues and earnings, and other financial information pertaining to the Company set forth in the Registration Statement and the Prospectus, which have been specified by you prior to the date of this Agreement, to the extent that such amounts, numbers, percentages and information may be derived from the general accounting and financial records of the Company or from schedules furnished by the Company, and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries, and other appropriate procedures specified by you (which procedures do not constitute an audit in accordance with generally accepted auditing standards) set forth in such letter, and found them to be in agreement.

          (iv) In addition to the examination referred to in their reports included in the Registration Statement and the Prospectus and the limited procedures referred to in clause (iii) above, they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information which are under the captions "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Management-Executive Compensation," "Certain Transactions," "Selected Financial Data," "Dilution," and "Risk Factors, " as well as such other financial information as may be specified by the Representative, and that they have compared such amounts, percentages and financial information with the accounting records of the Company and have found them to be in agreement.

          (f) The Company and the Representative shall be in compliance with an agreement (the "Financial Consulting Agreement") retaining the Representative to act as a management and financial consultant to the Company for a one-year period commencing as of November 1996 at a fee of $12,000 per month.

          (g) The Company shall have furnished to the Representative a certificate, dated such Delivery Date, of its Chairman of the Board, its President or a Vice President and its chief financial officer stating that:

               (i) The representations, warranties and agreements of the Company in Section 1 are true and correct as of such Delivery date; the Company has complied with all its agreements contained herein; and the conditions set forth in Sections 9(a) and 9(i) have been fulfilled; and

               (ii) They have carefully examined the Registration Statements and the Prospectus and, in their opinion (A) the Registration Statements, as of their respective Effective Dates, and the Prospectus, as of each of the Effective Dates, did not include any untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) since the Effective Date of the Primary Registration Statement, no event has occurred which should have been set forth in a supplement or amendment to either of the Registration Statements or the Prospectus.

          (h) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or
     (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Representative, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Stock being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

          (i) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of a majority in interest of the several Underwriters, impracticable or inadvisable to proceed with the public offering or delivery of the Stock being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

     All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance satisfactory to counsel for the Underwriters.

8. Indemnification and Contribution.

          (a) The Company and the Principal Stockholder, jointly and severally, shall indemnify and hold harmless each Underwriter, its officers and employees and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Stock), to which that Underwriter, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, either of the Registration Statements or the Prospectus, or in any amendment or supplement thereto, or (B) in any blue sky application or other documents prepared or executed by the Company (or based upon any written information furnished by the Company) specifically for the purpose of qualifying any or all of the Stock under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a "Blue Sky Application"), (ii) the omission or alleged omission to state in any Preliminary Prospectus, either of the
     Registration Statements or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any act or failure to act, or any alleged act or failure to act, by an Underwriter in connection with, or relating in any manner to, the Stock or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above, and shall reimburse each Underwriter and each such officer, employee and controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company and the Principal Stockholder shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any such amendment or supplement, or in any Blue Sky Application in reliance upon and in conformity with written information furnished to the Company through the Representative by or on behalf of any Underwriter specifically for inclusion therein; and provided further that the Company and the Principal Stockholder shall not be liable in the case of any matter covered by clause (iii) above to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such act or failure to act undertaken or omitted to be taken by such Underwriter through its gross negligence or wilful misconduct. The foregoing indemnity agreement is in addition to any liability which the Company or the Principal Stockholder may otherwise have to any Underwriter or to any officer, employee or controlling person of that Underwriter. (c) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, its officers and employees, each of its directors and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, either of the Registration Statements or the Prospectus, or in any amendment or supplement thereto, or (B) in any Blue Sky Application or (ii) the omission or alleged omission to state in any Preliminary Prospectus, either of the Registration Statements or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through the Representative by or on behalf of that Underwriter specifically for inclusion therein, and shall reimburse the Company and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company or any such director, officer or controlling person.

          (d) Promptly after receipt by an indemnified party under this Section 10 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 10 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 10. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 10 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Representative shall have the right to employ counsel to represent jointly the Representative and those other Underwriters and their respective officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Company or the Principal Stockholder under this Section 10 if, in the reasonable judgment of the Representative, it is advisable for the Representative and those Underwriters, officers, employees and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the Company and the Principal Stockholder. Each indemnified party, as a condition of the indemnity agreements contained in Sections 10(a), 10(b) and 10(c), shall use its best efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall (i) without the prior written consent of the indemnified withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss of liability by reason of such settlement or judgment.

          (e) If the  indemnification  provided for in this Section 10 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 10(a), 10(b) or 10(c) in respect to any loss, claim, damage or liability, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company, the Principal Stockholder and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Stock or
     (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) about but also the relative fault of the Company and the Principal Stockholder on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Principal Stockholder on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Stock purchased under this Agreement
     (before deducting expenses) received by the Company and the Principal Stockholder on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the shares of the Stock purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the shares of the Stock under this Agreement in each case as set forth in the table on the cover page of the

     Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Principal Stockholder, or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. For purposes of the preceding two sentences, the net proceeds deemed to be also for the benefit of the Principal Stockholder and information supplied by the Company shall also be deemed to have been supplied by the Principal Stockholder. The Company, the Principal Stockholder, and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 10(e) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 10(e) shall be deemed to include, for purposes of this Section 10(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10(e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Stock underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 10(e) are several in proportion to their respective underwriting obligations and not joint.

          (f) The Underwriters severally confirm that the statements with respect to the public offering of the Stock set forth on the cover page of, and under the caption "Underwriting" in, the Prospectus are correct and constitute the only information furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Registration Statements and the Prospectus.

     9. Defaulting Underwriters. If, on either Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Stock which the defaulting Underwriter agreed but failed to purchase on such Delivery Date in the respective proportions which the number of shares of the Firm Stock set opposite the name of each remaining non-defaulting Underwriter in Schedule 1 hereto bears to the total number of shares of the Firm Stock set opposite the names of all the remaining non-defaulting Underwriters in Schedule 1 hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Stock on such Delivery Date if the total number of shares of the Stock which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total number of shares of the Stock to be purchased on such Delivery Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of shares of the Stock which it agreed to purchase on such Delivery Date pursuant to the terms of Section 3. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representative who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Stock to be purchased on such Delivery Date. If the remaining Underwriters or other underwriters satisfactory to the Representative do not elect to purchase the shares which the defaulting Underwriter or Underwriters agreed but failed to purchase on such Delivery date, this Agreement (or, with respect to the Second Delivery Date, the obligation of the Underwriters to purchase, and of the Company to sell, the Option Stock) shall terminate without liability on the part of any non-defaulting Underwriter or the Company except that the Company will continue to be liable for the payment of expenses to the extent set forth in Section 6 and 11. As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the content requires otherwise, any party not listed in Schedule 1 hereto who, pursuant to this Section 11, purchases Firm Stock which a defaulting Underwriter agreed but failed to purchase.

     Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company for damages caused by its default. If other underwriters are obligated or agree to purchase the Stock of a defaulting or withdrawing Underwriter, either the Representative or the Company may postpone the First Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

     10. Termination. The obligations of the Underwriters hereunder may be terminated by the Representative by notice given to and received by the Company prior to delivery of and payment for the Firm Stock if, prior to that time, any of the events described in Sections 7(h) or 9(i) shall have occurred or if the Underwriters shall decline to purchase the Stock for any reason permitted under this Agreement.

     11. Reimbursement of Underwriters' Expenses. If (a) the Company shall fail to tender the Stock for delivery to the Underwriters for any reason permitted under this Agreement, or (b) the Underwriters shall decline to purchase the Stock for any reasons permitted under this Agreement (including the termination of this Agreement pursuant to Section 10), the Company shall reimburse the Underwriters for the fees and expenses of their counsel and for such other out-of-pocket expenses as shall have been incurred by them in connection with this Agreement and the proposed purchase of the Stock, and upon demand the Company shall pay the full amount thereof to the Representative. If this Agreement is terminated pursuant to Section 9 by reason of the default of one or more Underwriters, the Company shall not be obligated to reimburse any defaulting Underwriter on account of those expenses.

     12.  Notices,  etc.  All  statements,   requests,  notices  and  agreements
hereunder shall be in writing, and:

          (a) if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission to Global Equities Group, Inc., Five Hanover Square, New York, New York 10004, Attention: Alexander Shvartz and Thomas McDermott;

          (b) if to the Company, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Primary Registration Statement, Attention: William Gallager, Chairman and Chief Executive Officer; provided, however, that any notice to an Underwriter pursuant to Section 8(d) shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its acceptance telex to the Representative, which address will be supplied to any other party hereto by the Representative upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company and the Principal Stockholder shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by the Representative.

     13. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company and the Principal Stockholder and their respective personal representatives and successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company and the Principal Stockholder contained in this Agreement shall also be deemed to be for the benefit of the officers and employees of each Underwriter and the person or persons, if any, who control each Underwriter within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriters contained in Section 8(c) of this Agreement shall be deemed to be for the benefit of directors, officers and employees of the Company and any person controlling the Company within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to given any person, other than the persons referred to in this Section 15, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

     14. Survival. The respective indemnities, representations, warrants and agreements of the Company the Principal Stockholder, and the Underwriters contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Stock and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

     15. Definition of the Terms "Business Day" and "Subsidiary". For purposes of this Agreement, (a) "business day" means any day on which the NASDAQ Stock Market is open for trading and (b) "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations.

     16. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     17.   Counterparts.   This  Agreement  may  be  executed  in  one  or  more
counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

     18. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

     If the foregoing correctly sets forth the agreement among the Company, the Principal Stockholder, and the Underwriters, please indicate your acceptance in the space provided for the purpose below.

                                            Very truly yours,

                                            CLUCKCORP INTERNATIONAL, INC.


                                            By_____________________________
                                                   President


                                           JEB INVESTMENT COMPANY


                                            ------------------------------
                                                   Michael M. Hogan





Accepted:

GLOBAL EQUITIES GROUP, INC.


By_____________________________
         Michael Christ, President



For itself and as Representative of the several Underwriters named in Schedule 1 hereto

                                   SCHEDULE 1


                                                                Number of Shares
Underwriters                                                     of Firm Stock

Global Equities Group, Inc........................................
Co- Manager
Syndicate Member A................................................

Syndicate Member B................................................

Syndicate Member C................................................


                  Total...........................................500,000




                                       -63-